                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 24, 1999
                                                         --------------

                            OMEGA ENVIRONMENTAL, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                         Commission File Number 0-20267

              DELAWARE                                    91-1499751
(STATE OR OTHER JURISDICTION               (I.R.S. EMPLOYER IDENTIFICATION NO.)
OF INCORPORATION OR ORGANIZATION)


             550 KIRKLAND WAY, SUITE 200, KIRKLAND, WASHINGTON 98033
                   PO BOX 3005 BOTHELL, WASHINGTON 98041-3005
   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)        (ZIP CODE)

                                425-739-2072
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

-------------------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP

          Since May 2, 1997, Registrant is operating under the protection of the United States Bankruptcy Code as a debtor-in-possession.

ITEM 5.   OTHER EVENTS

          UNAUDITED FINANCIAL STATEMENT INFORMATION

          On June 24, 1999, the Registrant filed unaudited financial statement information as of and for each of the months ended April 30, 1999 and March 31, 1999 with related notes with the United States Bankruptcy Court. Attached as an exhibit is the balance sheet information, statement of operations information, statement of cash flows information and related notes to financial statement information which was included in the bankruptcy filing referred to above.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

C)       EXHIBITS

              99.1 Unaudited Comparative Balance Sheet Information, Comparative Statement of Operations Information and Comparative Statement of Cash Flow Information as of and for each of the months ended April 30, 1999 and March 31, 1999 with related Notes to Financial Statement Information.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         OMEGA ENVIRONMENTAL, INC.
                                         (Registrant)


Date: June 24, 1999                      /s/ Donald E. Condit
                                         --------------------------------------
                                             Donald E. Condit
                                         Chief Financial Officer

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSSESSION CASE #97-06084
COMPARATIVE BALANCE SHEET INFORMATION


                                                                   (UNAUDITED)         (UNAUDITED)
                                                                 APRIL 30, 1999      MARCH 31, 1999
                                                                       ESD                 ESD            CHANGE
                                                        ----------------------------------------------------------
 CURRENT ASSETS
 Cash                                                                 69,552             66,767             2,785
 Restricted cash held in escrow                                    2,747,597          2,745,453             2,144
 Accounts receivable

   A/R--trade                                                     11,300,914         11,540,162          (239,248)
   A/R--interco                                                           --              4,211            (4,211)
   A/R--employees                                                      4,910              4,658               252
   A/R--supplemental                                               1,367,675          1,367,675                 -
   A/R--misc.                                                         12,078             12,078                 -
   Allowance for doubtful accounts                                (1,927,559)        (1,805,572)         (121,987)
                                                         ----------------------------------------------------------
     Accounts receivable, net                                     10,758,018         11,123,212          (365,194)
                                                         ----------------------------------------------------------
 Costs and earnings in excess of billings                          5,641,063          5,110,554           530,509
 Prepaid expenses                                                     86,642             40,430            46,212
 Inventory                                                                                                      -
 Inventory reserve                                                                                              -
                                                         ----------------------------------------------------------
     Inventory, net                                                       -                   -                 -
                                                         ----------------------------------------------------------
 Other current assets                                                                                           -
                                                         ----------------------------------------------------------
 TOTAL CURRENT ASSETS                                             19,302,872           19,086,416         216,456
                                                         ----------------------------------------------------------
 PROPERTY AND EQUIPMENT

   Field equipment                                                 2,409,535            2,358,695          50,840
   Automotive equipment                                            1,122,871            1,124,549          (1,678)
   Office furniture and equipment                                    967,005              963,283           3,722
   Leasehold improvements                                            107,729              107,729               -
                                                         -----------------------------------------------------------
 TOTAL PROPERTY & EQUIP., AT COST                                  4,607,140            4,554,256          52,884
   Accum. Depreciation                                            (3,550,867)          (3,503,840)        (47,027)
                                                         -----------------------------------------------------------
 TOTAL PROPERTY & EQUIP., NET                                      1,056,273            1,050,416           5,857
                                                         -----------------------------------------------------------
 Long-term accounts receivable - Other (Texas)                         2,426                2,426               -
 Reserve for Long-term accounts receivable                                                                      -
                                                         -----------------------------------------------------------
    Long-term accounts receviable - Other (Texas), net                 2,426                2,426               -
 Other Assets                                                        112,547              109,047           3,500
 Investment & Intercompany in Subsidiaires                                                                      -
                                                         -----------------------------------------------------------
 TOTAL ASSETS                                                     20,474,118           20,248,305         225,813
                                                         ===========================================================

 POST PETITION CURRENT LIABILITIES

   Accounts payable                                                  671,160              514,258         156,902
   Line of Credit
   Accrued expenses, excluding bankruptcy costs                      682,439              613,838          68,601
   Accrued bankruptcy costs
   Estimated claims against cash held in escrow                    2,586,099            2,583,956           2,143
   Intercompany - BNYFC                                            7,649,897            7,615,645          34,252
   Intercompany payables                                                                                        -
                                                         ---------------------------------------------------------
 TOTAL POST PETITION CURRENT LIABILITIES                          11,589,595           11,327,697         261,898
 Intercompany Notes Payable                                        9,202,397            9,202,397               -
 Pre Petition Liabilities                                            969,759              969,759               -
 Pre Petition Estimated Construction Claims
                                                         --------------------------------------------------------
   TOTAL LIABILITIES                                              21,761,751           21,499,853         261,898
                                                         ---------------------------------------------------------
 SHAREHOLDERS' EQUITY

 Common stock at par
 Additional paid in capital                                       14,557,677           14,557,677               -
 Treasury Stock A-P-I-C
 Retained earnings - prior                                       (11,012,975)         (11,012,975)              -
 Y-T-D net income pre petition                                       (8,531)              (8,531)               -
 Y-T-D net income post petition                                   (4,823,804)          (4,787,719)        (36,085)
                                                         ---------------------------------------------------------
   TOTAL SHAREHOLDERS' EQUITY                                     (1,287,633)          (1,251,548)        (36,085)
                                                         ---------------------------------------------------------
 TOTAL LIABILITIES & SHAREHOLDERS' EQUITY                         20,474,118           20,248,305         225,813
                                                         =========================================================


                                                               (UNAUDITED)         (UNAUDITED)
                                                             APRIL 30, 1999      MARCH 31, 1999
                                                                CORPORATE           CORPORATE            CHANGE
                                                         ---------------------------------------------------------
 CURRENT ASSETS
 Cash                                                                 76,359              135,413         (59,054)
 Restricted cash held in escrow                                                                                 -
 Accounts receivable

   A/R--trade                                                              -                    -               -
   A/R--interco                                                            -                    -               -
   A/R--employees                                                          -                    -               -
   A/R--supplemental                                                       -                    -
   A/R--misc.                                                      1,224,094            1,224,094               -
   Allowance for doubtful accounts                                (1,076,094)          (1,076,094)              -
                                                         ---------------------------------------------------------
     Accounts receivable, net                                        148,000              148,000               -
                                                         ----------------------------------------------------------
 Costs and earnings in excess of billings                                                                       -
 Prepaid expenses                                                     88,561              126,460         (37,899)
 Inventory                                                                 -                                    -
 Inventory reserve                                                         -                                    -
                                                         ----------------------------------------------------------
     Inventory, net                                                        -                    -               -
                                                         ----------------------------------------------------------
 Other current assets                                                                                           -
                                                         ----------------------------------------------------------
 TOTAL CURRENT ASSETS                                                312,920              409,873         (96,953)
                                                         -----------------------------------------------------------
 PROPERTY AND EQUIPMENT

   Field                                                                   -                                    -
   Automotive equipment                                                    -                                    -
   Office furniture and equipment                                     34,872               41,050          (6,178)
   Leasehold improvements                                                  -                    -               -
                                                         ----------------------------------------------------------
 TOTAL PROPERTY & EQUIP., AT COST                                     34,872               41,050          (6,178)
   Accum. Depreciation                                               (33,626)             (33,851)            225
                                                         ----------------------------------------------------------
 TOTAL PROPERTY & EQUIP., NET                                          1,246                7,199          (5,953)
                                                         -----------------------------------------------------------
 Long-term accounts receivable - Other (Texas)                             -                    -               -
 Reserve for Long-term accounts receivable                                 -                                    -
                                                         ------------------------------------------------------------
    Long-term accounts receviable - Other (Texas), net                     -                    -               -
 Other Assets                                                         41,622               41,622               -
 Investment & Intercompany in Subsidiaires                        74,375,431           74,375,431               -
                                                         ------------------------------------------------------------
 TOTAL ASSETS                                                     74,731,219           74,834,125        (102,906)
                                                         ============================================================

 POST PETITION CURRENT LIABILITIES

   Accounts payable                                                   36,077               34,732           1,345
   Line of Credit                                                 23,470,217           23,301,721         168,496
   Accrued expenses, excluding bankruptcy costs                       23,149               26,497          (3,348)
   Accrued bankruptcy costs                                        1,326,004            1,226,004         100,000
   Estimated claims against cash held in escrow                            -                                    -
   Intercompany - BNYFC                                          (17,973,020)         (17,912,802)        (60,218)
   Intercompany payables                                                   -                4,211          (4,211)
                                                        -----------------------------------------------------------
 TOTAL POST PETITION CURRENT LIABILITIES                           6,882,427            6,680,363         202,064
 Intercompany Notes Payable                                                                                     -
 Pre Petition Liabilities                                          2,637,103            2,637,103               -
 Pre Petition Estimated Construction Claims                                                                     -
                                                        ----------------------------------------------------------
   TOTAL LIABILITIES                                               9,519,530            9,317,466         202,064
                                                        ----------------------------------------------------------
 SHAREHOLDERS' EQUITY

 Common stock at par                                                 121,289              121,289               -
 Additional paid in capital                                      128,204,630          128,204,630               -
 Treasury Stock A-P-I-C                                             (562,506)            (562,506)              -
 Retained earnings - prior                                       (49,321,103)         (49,321,103)              -
 Y-T-D net income pre petition                                      (895,498)            (895,498)              -
 Y-T-D net income post petition                                  (12,335,123)         (12,030,153)       (304,970)
                                                        ----------------------------------------------------------
   TOTAL SHAREHOLDERS' EQUITY                                     65,211,689           65,516,659        (304,970)
                                                        ----------------------------------------------------------
 TOTAL LIABILITIES & SHAREHOLDERS' EQUITY                         74,731,219           74,834,125        (102,906)
                                                        ==========================================================

              See accompanying notes to financial statement information.
             NOTE: PSD was moved to Discontinued Operations in April 1999.

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSESSION CASE #97-06084
COMPARATIVE BALANCE SHEET INFORMATION

                                                                (UNAUDITED)  (UNAUDITED)
                                                                 APRIL 30,    MARCH 31,
                                                                   1999         1999
                                                                 CONTINUING   CONTINUING
                                                                 OPERATIONS   OPERATIONS     CHANGE
 CURRENT ASSETS
 Cash                                                                145,911      202,180     (56,269)
 Restricted cash held in escrow                                    2,747,597    2,745,453       2,144
 Accounts receivable
   A/R--trade                                                     11,300,914   11,540,162    (239,248)
   A/R--interco                                                            -        4,211      (4,211)
   A/R--employees                                                      4,910        4,658         252
   A/R--supplemental                                               1,367,675    1,367,675           -
   A/R--misc.                                                      1,236,172    1,236,172           -
   Allowance for doubtful accounts                               (3,003,653)  (2,881,666)    (121,987)
                                                              -----------------------------------------
     Accounts receivable, net                                     10,906,018   11,271,212    (365,194)
                                                              -----------------------------------------
 Costs and earnings in excess of billings                          5,641,063    5,110,554     530,509
 Prepaid expenses                                                    175,203      166,890       8,313
 Inventory                                                                 -            -           -
 Inventory reserve                                                         -            -           -
                                                              -----------------------------------------
     Inventory, net                                                        -            -           -
                                                              -----------------------------------------
 Other current assets                                                      -            -           -
                                                              -----------------------------------------
 TOTAL CURRENT ASSETS                                             19,615,792   19,496,289     119,503
                                                              -----------------------------------------
 PROPERTY AND EQUIPMENT

   Field equipment                                                 2,409,535    2,358,695      50,840
   Automotive equipment                                            1,122,871    1,124,549      (1,678)
   Office furniture and equipment                                  1,001,877    1,004,333      (2,456)
   Leasehold improvements                                            107,729      107,729           -
                                                              -----------------------------------------
 TOTAL PROPERTY & EQUIP., AT COST                                  4,642,012    4,595,306      46,706
   Accum. Depreciation                                           (3,584,493)  (3,537,691)     (46,802)
                                                              -----------------------------------------
 TOTAL PROPERTY & EQUIP., NET                                      1,057,519    1,057,615         (96)
                                                              -----------------------------------------
 Long-term accounts receivable - Other (Texas)                         2,426        2,426           -
 Reserve for Long-term accounts receivable                                 -            -           -
                                                              -----------------------------------------
    Long-term accounts receviable - Other (Texas), net                 2,426        2,426           -
 Other Assets                                                        154,169      150,669       3,500
 Investment & Intercompany in Subsidiaires                        74,375,431   74,375,431           -
                                                              -----------------------------------------
 TOTAL ASSETS                                                     95,205,337   95,082,430     122,907
                                                              =========================================

 POST PETITION CURRENT LIABILITIES

   Accounts payable                                                  707,237      548,990     158,247
   Line of Credit                                                 23,470,217   23,301,721     168,496
   Accrued expenses, excluding bankruptcy costs                      705,588      640,335      65,253
   Accrued bankruptcy costs                                        1,326,004    1,226,004     100,000
   Estimated claims against cash held in escrow                    2,586,099    2,583,956       2,143
   Intercompany - BNYFC                                         (10,323,123) (10,297,157)     (25,966)
   Intercompany payables                                                   -        4,211      (4,211)
                                                              -----------------------------------------
 TOTAL POST PETITION CURRENT LIABILITIES                          18,472,022   18,008,060     463,962
 Intercompany Notes Payable                                        9,202,397    9,202,397           -
 Pre Petition Liabilities                                          3,606,862    3,606,862           -
 Pre Petition Estimated Construction Claims                                -            -           -
                                                              -----------------------------------------
   TOTAL LIABILITIES                                              31,281,281   30,817,319     463,962
                                                              -----------------------------------------
 SHAREHOLDERS' EQUITY
 Common stock at par                                                 121,289      121,289           -
 Additional paid in capital                                      142,762,307  142,762,307           -
 Treasury Stock A-P-I-C                                            (562,506)    (562,506)           -
 Retained earnings - prior                                      (60,334,078) (60,334,078)           -
 Y-T-D net income pre petition                                     (904,029)    (904,029)           -
 Y-T-D net income post petition                                 (17,158,927) (16,817,872)    (341,055)
                                                              -----------------------------------------
   TOTAL SHAREHOLDERS' EQUITY                                     63,924,056   64,265,111    (341,055)
                                                              -----------------------------------------
 TOTAL LIABILITIES & SHAREHOLDERS' EQUITY                         95,205,337   95,082,430     122,907
                                                              =========================================



                                                                   (UNAUDITED)        (UNAUDITED)
                                                                  APRIL 30, 1999     MARCH 31, 1999
                                                                   DISCONTINUED       DISCONTINUED
                                                                    OPERATIONS         OPERATIONS      CHANGE
                                                                ----------------------------------------------
 CURRENT ASSETS
 Cash                                                                    12,109         14,228      (2,119)
 Restricted cash held in escrow                                                                           -
 Accounts receivable
   A/R--trade                                                         3,864,152      4,435,842    (571,690)
   A/R--interco                                                               -              -            -
   A/R--employees                                                                                         -
   A/R--supplemental                                                                                      -
   A/R--misc.                                                            55,335         36,752       18,583
   Allowance for doubtful accounts                                  (2,896,027)    (2,925,907)       29,880
                                                              ----------------------------------------------
     Accounts receivable, net                                         1,023,460      1,546,687     (523,227)
                                                              ----------------------------------------------
 Costs and earnings in excess of billings                                                                 -
 Prepaid expenses                                                        14,858         37,304      (22,446)
 Inventory                                                                                                -
 Inventory reserve                                                                                        -
                                                              ----------------------------------------------
     Inventory, net                                                           -              -            -
                                                              ----------------------------------------------
 Other current assets                                                    10,000         10,000            -
                                                              ----------------------------------------------
 TOTAL CURRENT ASSETS                                                 1,060,427      1,608,219     (547,792)
                                                              ----------------------------------------------
 PROPERTY AND EQUIPMENT
   Field equipment                                                        1,000          1,000            -
   Automotive equipment                                                       -              -            -
   Office furniture and equipment                                             -              -            -
   Leasehold improvements                                                     -              -            -
                                                              ----------------------------------------------
 TOTAL PROPERTY & EQUIP., AT COST                                         1,000          1,000            -
   Accum. Depreciation                                                        -              -            -
                                                              ----------------------------------------------
 TOTAL PROPERTY & EQUIP., NET                                             1,000          1,000            -
                                                              ----------------------------------------------
 Long-term accounts receivable - Other (Texas)                                -              -            -
                                                              ----------------------------------------------
 Reserve for Long-term accounts receivable                                                                -
    Long-term accounts receviable - Other (Texas), net                        -              -            -
 Other Assets                                                                 -              -            -
 Investment & Intercompany in Subsidiaires                                                                -
                                                              ----------------------------------------------
 TOTAL ASSETS                                                         1,061,427      1,609,219    (547,792)
                                                              ==============================================

 POST PETITION CURRENT LIABILITIES

   Accounts payable                                                       9,391         11,631      (2,240)
   Line of Credit
   Accrued expenses, excluding bankruptcy costs                           9,579         40,594     (31,015)
   Accrued bankruptcy costs
   Estimated claims against cash held in escrow
   Intercompany - BNYFC                                              10,323,123     10,297,157       25,966
   Intercompany payables                                                      -              -           -
                                                              ----------------------------------------------
 TOTAL POST PETITION CURRENT LIABILITIES                             10,342,093     10,349,382      (7,289)
 Intercompany Notes Payable                                           2,074,827      2,074,827           -
 Pre Petition Liabilities                                            12,168,899     12,224,853     (55,954)
 Pre Petition Estimated Construction Claims                           2,000,000      2,000,000           -
                                                              ----------------------------------------------
   TOTAL LIABILITIES                                                 26,585,819     26,649,062     (63,243)
                                                              ----------------------------------------------
 SHAREHOLDERS' EQUITY
 Common stock at par                                                  5,454,120      5,454,120           -
 Additional paid in capital                                          39,347,007     39,347,007           -
 Treasury Stock A-P-I-C                                                       -              -           -
 Retained earnings - prior                                         (51,671,367)   (51,671,367)           -
 Y-T-D net income pre petition                                        (941,907)      (941,907)           -
 Y-T-D net income post petition                                    (17,712,245)   (17,227,696)    (484,549)
                                                              ----------------------------------------------
   TOTAL SHAREHOLDERS' EQUITY                                      (25,524,392)   (25,039,843)    (484,549)
                                                              ----------------------------------------------
 TOTAL LIABILITIES & SHAREHOLDERS' EQUITY                             1,061,427      1,609,219    (547,792)
                                                              ==============================================

               See accompanying notes to financial statement information.
             NOTE: PSD was moved to Discontinued Operations in April 1999.

OMEGA ENVIRONMENTAL, INC.
 DEBTOR IN POSESSION CASE #97-06084
 COMPARATIVE BALANCE SHEET INFORMATION

                                                                (UNAUDITED)              (UNAUDITED)
                                                              APRIL 30, 1999           MARCH 31, 1999
                                                                  COMBINED                COMBINED
                                                                   FINAL                    FINAL                   CHANGE
                                                           ------------------------------------------------------------------
 CURRENT ASSETS
 Cash                                                              158,020                    216,408              (58,388)
 Restricted cash held in escrow                                  2,747,597                  2,745,453                 2,144
 Accounts receivable
   A/R--trade                                                   15,165,066                 15,976,004             (810,938)
   A/R--interco                                                          -                          -                     -
   A/R--employees                                                    4,910                      4,658                   252
   A/R--supplemental                                             1,367,675                  1,367,675                     -
   A/R--misc.                                                    1,291,507                  1,272,924                18,583
   Allowance for doubtful accounts                             (5,899,680)                (5,807,573)              (92,107)
                                                           ------------------------------------------------------------------
     Accounts receivable, net                                   11,929,478                 12,813,688             (884,210)
                                                           ------------------------------------------------------------------
 Costs and earnings in excess of billings                        5,641,063                  5,110,554               530,509
 Prepaid expenses                                                  190,061                    204,194              (14,133)
 Inventory                                                               -                          -                     -
 Inventory reserve                                                       -                          -                     -
                                                           ------------------------------------------------------------------
     Inventory, net                                                      -                          -                     -
                                                           ------------------------------------------------------------------
 Other current assets                                               10,000                     10,000                     -
                                                           ------------------------------------------------------------------
 TOTAL CURRENT ASSETS                                           20,676,219                 21,100,297             (424,078)
                                                           ------------------------------------------------------------------
 PROPERTY AND EQUIPMENT

   Field equipment                                               2,410,535                  2,359,695               50,840
   Automotive equipment                                          1,122,871                  1,124,549               (1,678)
   Office furniture and equipment                                1,001,877                  1,004,333               (2,456)
   Leasehold improvements                                          107,729                    107,729                    -
                                                           ------------------------------------------------------------------
 TOTAL PROPERTY & EQUIP., AT COST                                4,643,012                  4,596,306               46,706
   Accum. Depreciation                                         (3,584,493)                (3,537,691)              (46,802)
                                                           ------------------------------------------------------------------
 TOTAL PROPERTY & EQUIP., NET                                    1,058,519                  1,058,615                  (96)
                                                           ------------------------------------------------------------------
 Long-term accounts receivable - Other (Texas)                       2,426                      2,426                    -
 Reserve for Long-term accounts receivable                               -                          -                    -
                                                           ------------------------------------------------------------------
    Long-term accounts receviable - Other (Texas), net               2,426                      2,426                    -
 Other Assets                                                      154,169                    150,669                 3,500
 Investment & Intercompany in Subsidiaires                               0                          0                     -
                                                           ------------------------------------------------------------------
 TOTAL ASSETS                                                   21,891,333                 22,312,007             (420,674)
                                                           ==================================================================

 POST PETITION CURRENT LIABILITIES
   Accounts payable                                                716,628                    560,621               156,007
   Line of Credit                                               23,470,217                 23,301,721               168,496
   Accrued expenses, excluding bankruptcy                          715,167                    680,929                34,238
   Accrued bankruptcy                                            1,326,004                  1,226,004               100,000
   Estimated claims against cash held in escrow                  2,586,099                  2,583,956                 2,143
   Intercompany - BNYFC                                                  -                          -                     -
   Intercompany payables                                                 -                          -                     -
                                                           ------------------------------------------------------------------
 TOTAL POST PETITION CURRENT LIABILITIES                        28,814,115                 28,353,231               460,884
 Intercompany Notes Payable                                              -                          -                     -
 Pre Petition Liabilities                                       15,775,761                 15,831,715              (55,954)
 Pre Petition Estimated Construction Claims                      2,000,000                  2,000,000                     -
                                                           ------------------------------------------------------------------
   TOTAL LIABILITIES                                            46,589,876                 46,184,946               404,930
                                                           ------------------------------------------------------------------
 SHAREHOLDERS' EQUITY
 Common stock at par                                               121,289                    121,289                     -
 Additional paid in capital                                    124,465,227                124,465,227                     -
 Treasury Stock A-P-I-C                                          (562,506)                  (562,506)                     -
 Retained earnings - prior                                   (112,005,445)              (112,005,445)                     -
 Y-T-D net income pre petition                                 (1,845,936)                (1,845,936)                     -
 Y-T-D net income post petition                               (34,871,172)               (34,045,568)             (825,604)
                                                           ------------------------------------------------------------------
   TOTAL SHAREHOLDERS' EQUITY                                 (24,698,543)               (23,872,939)             (825,604)
                                                           ------------------------------------------------------------------
 TOTAL LIABILITIES & SHAREHOLDERS' EQUITY                       21,891,333                 22,312,007             (420,674)
                                                           ==================================================================


               See accompanying notes to financial statement information.
             NOTE: PSD was moved to Discontinued Operations in April 1999.

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSSESSION CASE #97-06084
COMPARATIVE STATEMENT OF
     OPERATIONS INFORMATION


                                                   (UNAUDITED)          (UNAUDITED)
                                                   MONTH ENDED          MONTH ENDED
                                                  APRIL 30, 1999       MARCH 31, 1999
                                                      ESD                  ESD              CHANGE
                                                ------------------------------------------------------------
 Sales                                               1,740,172           1,408,595          331,577
 Cost of Sales                                       1,270,036             944,564          325,472
                                                ------------------------------------------------------------
     Gross Profit                                      470,136             464,031            6,105

 Selling, General, and Administrative                  441,497             513,614          (72,117)
                                                ------------------------------------------------------------

 Income (Loss) From Operations                          28,639             (49,583)          78,222

 Other Income(Expense):
   I/C Interest Income (Expense)                       (65,814)            (67,911)           2,097
   Interest Expense                                          -                 (11)              11
   Interest Income                                           -                   -                -
   Gain (loss) on Asset Disposition                      1,125                   -            1,125
   Other Expense                                           (35)           (119,698)         119,663
                                                ------------------------------------------------------------
     Total Other (Expense)                             (64,724)           (187,620)         122,896
 Net Income (Loss) Before Bankruptcy
        Administrative Expenses                        (36,085)           (237,203)         201,118
 Bankruptcy Administrative Expenses
                                                ------------------------------------------------------------
 Net Income (Loss)                                     (36,085)           (237,203)         201,118
                                                ------------------------------------------------------------



                                                     (UNAUDITED)        (UNAUDITED)
                                                     MONTH ENDED        MONTH ENDED
                                                    APRIL 30, 1999     MARCH 31, 1999
                                                      CORPORATE          CORPORATE          CHANGE
                                            -----------------------------------------------------------
 Sales                                                        -                   -               -
 Cost of Sales                                                -                   -               -
                                            ------------------------------------------------------------
     Gross Profit                                             -                   -               -

 Selling, General, and Administrative                   115,089              84,201           30,888
                                                ------------------------------------------------------------

 Income (Loss) From Operations                         (115,089)            (84,201)         (30,888)

 Other Income(Expense):
   I/C Interest Income (Expense)                        132,116             136,230           (4,114)
   Interest Expense                                    (198,386)           (203,045)           4,659
   Interest Income                                                                                 -
   Gain (loss) on Asset Disposition                      (5,691)                  -           (5,691)
   Other Expense                                           (341)            (13,292)          12,951
                                                 -----------------------------------------------------------
     Total Other (Expense)                              (72,302)            (80,107)           7,805
 Net Income (Loss) Before Bankruptcy
        Administrative Expenses                        (187,391)           (164,308)         (23,083)
 Bankruptcy Administrative Expenses                    (117,579)             51,104         (168,683)
                                                 -----------------------------------------------------------
 Net Income (Loss)                                     (304,970)           (113,204)        (191,766)
                                                 -----------------------------------------------------------



                 See accompanying notes to financial statement information.
                NOTE: PSD was moved to Discontinued Operations in April 1999.

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSSESSION CASE #97-06084
COMPARATIVE STATEMENT OF
     OPERATIONS INFORMATION




                                                      (UNAUDITED)            (UNAUDITED)
                                                      MONTH ENDED            MONTH ENDED
                                                     APRIL 30, 1999         MARCH 31, 1999
                                                       CONTINUING             CONTINUING
                                                       OPERATIONS             OPERATIONS            CHANGE
                                                  ----------------------------------------------------------------------
 Sales                                                   1,740,172            1,408,595            331,577
 Cost of Sales                                           1,270,036              948,882            321,154
                                                 -----------------------------------------------------------------------
     Gross Profit                                          470,136              459,713             10,423

 Selling, General, and Administrative                      556,586              623,666            (67,080)
                                                 -----------------------------------------------------------------------
 Income (Loss) From Operations                             (86,450)            (163,953)             77,503

 Other Income(Expense):
   I/C Interest Income (Expense)                            66,302               68,319              (2,017)
   Interest Expense                                       (198,386)            (203,056)              4,670
   Interest Income                                               0                    0                   0
   Gain (loss) on Asset Disposition                         (4,566)                   0              (4,566)
   Other Expense                                              (376)            (132,990)            132,614
                                                ------------------------------------------------------------------------
     Total Other (Expense)                                (137,026)            (340,704)            130,701
 Net Income (Loss) Before Bankruptcy
        Administrative Expenses                           (223,476)            (504,657)            208,204
 Bankruptcy Administrative Expenses                       (117,579)              51,104            (168,683)
                                                ------------------------------------------------------------------------
 Net Income (Loss)                                        (341,055)            (453,553)             39,521
                                                ------------------------------------------------------------------------



                                                        (UNAUDITED)          (UNAUDITED)
                                                        MONTH ENDED          MONTH ENDED
                                                       APRIL 30, 1999       MARCH 31, 1999
                                                        DISCONTINUED          DISCONTINUED
                                                         OPERATIONS            OPERATIONS           CHANGE
                                                 ------------------------------------------------------------------
 Sales                                                           0                     0               0
 Cost of Sales                                                   0                 4,318          (4,318)
                                                 ------------------------------------------------------------------
     Gross Profit                                                0                (4,318)          4,318

 Selling, General, and Administrative                            0                25,851         (25,851)
                                                 ------------------------------------------------------------------
 Income (Loss) From Operations                                   0               (30,169)         30,169

 Other Income(Expense):
   I/C Interest Income (Expense)                           (66,302)              (68,322)          2,020
   Interest Expense                                              0                                     0
   Interest Income                                                                                     0
   Gain (loss) on Asset Disposition                              -                (4,655)          4,655
   Other Expense                                          (418,247)              (29,983)       (388,264)
                                                -------------------------------------------------------------------
     Total Other (Expense)                                (484,549)             (102,960)       (381,589)
 Net Income (Loss) Before Bankruptcy
        Administrative Expenses                           (484,549)             (133,129)       (351,420)
 Bankruptcy Administrative Expenses                              0                     0               0
                                                -------------------------------------------------------------------
 Net Income (Loss)                                        (484,549)             (133,129)       (351,420)
                                                -------------------------------------------------------------------



               See accompanying notes to financial statement information.
             NOTE: PSD was moved to Discontinued Operations in April 1999.

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSSESSION CASE #97-06084
COMPARATIVE STATEMENT OF
      OPERATIONS INFORMATION



                                                      (UNAUDITED)            (UNAUDITED)
                                                      MONTH ENDED            MONTH ENDED
                                                    APRIL 30, 1999         MARCH 31, 1999
                                                        COMBINED               COMBINED
                                                         FINAL                  FINAL                  CHANGE
                                                  --------------------------------------------------------------
 Sales                                                  1,740,172             1,408,595                 331,577
 Cost of Sales                                          1,270,036               948,882                 321,154
                                                  --------------------------------------------------------------
     Gross Profit                                         470,136               459,713                  10,423

 Selling, General, and Administrative                     556,586               623,666                 (67,080)
                                                  --------------------------------------------------------------
 Income (Loss) From Operations                            (86,450)             (163,953)                 77,503

 Other Income(Expense):
   I/C Interest Income (Expense)                                0                    (3)                      3
   Interest Expense                                      (198,386)             (203,056)                  4,670
   Interest Income                                              0                     0                       0
   Gain (loss) on Asset Disposition                        (4,566)               (4,655)                     89
   Other Expense                                         (418,623)             (162,973)               (255,650)
                                                   -------------------------------------------------------------
     Total Other (Expense)                               (621,575)             (370,687)               (250,888)

 Net Income (Loss) Before Bankruptcy
        Administrative Expenses                          (708,025)             (534,640)               (173,385)
 Bankruptcy Administrative Expenses                      (117,579)                51,104               (168,683)
                                                   -------------------------------------------------------------
 Net Income (Loss)                                       (825,604)              (483,536)              (342,068)
                                                   -------------------------------------------------------------



                   See accompanying notes to financial statement information.
                   NOTE: PSD was moved to Discontinued Operations in April 1999.

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSSESSION CASE # 97-06084
COMPARATIVE COMBINED STATEMENT OF CASH FLOWS INFORMATION



                                                                  (UNAUDITED)                (UNAUDITED)
                                                                  MONTH ENDED                MONTH ENDED
                                                                 APRIL 30, 1999             MARCH 31, 1999         CHANGE
                                                               -----------------           ---------------      -------------
 Cash flows from operating activities:
     Net loss                                                       ($825,604)              ($483,536)          ($342,068)

  Adjustments to reconcile net loss to net cash
  (used in) provided by operating activities:
      Depreciation                                                     59,714                  58,866                 848
      Write down of other long term assets                                                    112,277            (112,277)
      Write down of pre-petition liabilities                          (55,954)                      0                   0
      (Gain) / Loss on sale of property and equipment                   4,566                   4,655                 (89)
    Change in certain assets & liabilities:
    (Increase) decrease in:
      Receivables, net                                                884,210                 721,819             162,391
      Costs in excess of billings                                    (530,509)                 78,449            (608,958)
      Inventory, net                                                        0                       0                   0
      Prepaids & other assets                                          14,133                  44,289             (30,156)

     Increase (decrease) in:
      Accounts payable                                                156,007                  19,928             136,079
      Accrued expenses                                                134,238                (265,746)            399,984
      Other net changes in assets and liabilities                      (3,501)                      0              (3,501)
                                                                -------------------      -----------------     -------------
        Total adjustments                                             662,904                 774,537             (55,679)
                                                               --------------------      -----------------     -------------
        Net cash provided by (used in) operating
        activities                                                   (162,700)                291,001            (397,747)


Cash flows from investing activities:
     Proceeds from sale of equipment                                        0                       0                   0
     Additions to property and equipment                              (64,184)                 (7,752)            (56,432)
                                                               --------------------     ------------------    ---------------
       Net cash provided by (used in) investing
       activities                                                     (64,184)                 (7,752)            (56,432)


Cash flows from financing and other activities:

  Net proceeds (repayments) from revolver credit loan                  168,496                  23,358            145,138
  Reduction of pre-petition liabilities                                      0                (156,361)           156,361
                                                               --------------------     -------------------   -----------------
      Net cash provided by (used in) financing activities              168,496                (133,003)           301,499
                                                               --------------------     -------------------   -----------------
Net increase (decrease) in cash                                        (58,388)                150,246           (152,680)

CASH AT BEGINNING OF PERIOD                                            216,408                  66,162            150,246
                                                               --------------------     -------------------   -----------------

CASH AT END OF PERIOD                                                 $158,020                $216,408            ($2,434)
                                                               ====================     ===================   =================



           See accompanying notes to financial statement information.
         NOTE: PSD was moved to Discontinued Operations in April 1999.